Taxation (Tables)	6 Months Ended
Jun. 30, 2023
Major components of tax expense (income) [abstract]
Summary of prima facie tax reconciliation
Prima facie tax reconciliation

Six months ended 30 June	2023 US$m	2022(a) US$m Restated(b)
Profit before taxation	6,930	12,315

Prima facie tax payable at UK rate of 23.5% (2022: 19%)(c)	1,628	2,340
Higher rate of taxation of 30% on Australian earnings (2022: 30%)	373	924
Other tax rates applicable outside the UK and Australia	(130)	68
Tax effect of profit from equity accounted units and related expenses(d)	(101)	(89)
Impact of changes in tax rates	—	(12)
Resource depletion allowances	(6)	(14)
Recognition of previously unrecognised deferred tax assets(e)	(62)	(209)
Write-down of previously recognised deferred tax assets	40	8
Utilisation of previously unrecognised deferred tax assets	(10)	(50)
Unrecognised current period operating losses(f)	259	71
Adjustments in respect of prior periods(g)	(4)	(137)
Other items	(4)	(33)
Total taxation charge	1,983	2,867
(a)Consistent with the presentation adopted in the 2022 Financial Statements, prima facie tax reconciliation comparatives have been revised. We have allocated the tax relating to exclusions (historically shown separately in the financial statements) to the appropriate tax line items above. The presentation of the impact of including profit after tax from equity accounted units within the Group profit before tax has also been revised as described in note (d) below.
(b)Comparative information has been restated to reflect the adoption of narrow scope amendments to IAS12 'Income Taxes', refer to note 2 for details.
(c)As a UK headquartered and listed Group, the reconciliation of expected tax on accounting profit to tax charge uses the UK corporation tax rate to calculate the prima facie tax payable. Given the increase in the UK corporation tax rate from 19% to 25% effective 1 April, the UK rate for the year will be 23.5%. Rio Tinto is also listed in Australia, and the reconciliation includes the impact of the higher tax rate in Australia where a significant proportion of the Group's profits are currently earned. The impact of other tax rates applicable outside the UK and Australia is also included. The weighted average statutory corporate tax rate on profit before tax is approximately 30% (30 June 2022: 29%).
(d)The Group profit before tax includes profit after tax of equity accounted units. Consequently, the tax effect on the profit from equity accounted units is included as a separate reconciling item in this prima facie tax reconciliation.
(e)Recognition of previously unrecognised deferred tax assets includes amounts in respect of Oyu Tolgoi where ongoing progress towards sustainable underground production reduces the risk that tax losses will expire if not recovered against taxable profits within eight years.
(f)Unrecognised current period operating losses include tax losses around the Group for which no tax benefit is currently recognised due to uncertainty for the purposes of IAS 12 regarding whether suitable taxable profits will be earned in future to obtain value for the tax losses.
6. Taxation (continued)
(g)In the six months ended 30 June 2022, adjustments in respect of prior periods include amounts related to the settlement of all tax disputes with the Australian Tax Office for the years 2010 to 2021.